Immunovant Development Update November 7, 2024 Exhibit 99.2

Forward-looking statements 2 This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. The use of words such as "can," “may,” “might,” “will,” “would,” “should,” “expect,” “believe,” “estimate,” “design,” “plan,” "intend," "anticipate," and other similar expressions are intended to identify forward-looking statements. Such forward looking statements include Immunovant’s expectations regarding patient enrollment, timing, design, and results of clinical trials of its product candidates and indication selections; Immunovant's plan to develop IMVT-1402 and batoclimab across a broad range of autoimmune indications; expectations with respect to these planned clinical trials including the number and timing of (a) trials Immunovant expects to initiate, (b) FDA clearance with respect to IND applications, and (c) potential pivotal or registrational programs and clinical trials of IMVT-1402; the size and growth of the potential markets for Immunovant's product candidates and indication selections, including any estimated market opportunities; Immunovant’s plan to explore in subsequent study periods follow-on treatment with alternative dosing regimens; Immunovant's beliefs regarding the potential benefits of IMVT- 1402's and batoclimab's unique product attributes and first-in-class or best-in-class potential, as applicable; Immunovant’s anticipated strategic reprioritization from batoclimab to IMVT-1402; and whether, if approved, IMVT-1402 or batcolimab will be successfully distributed, marketed or commercialized. All forward-looking statements are based on estimates and assumptions by Immunovant’s management that, although Immunovant believes to be reasonable, are inherently uncertain. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that Immunovant expected. Such risks and uncertainties include, among others: initial results or other preliminary analyses or results of early clinical trials may not be predictive of final trial results or of the results of later clinical trials; results of animal studies may not be predictive of results in humans; the timing and availability of data from clinical trials; the timing of discussions with regulatory agencies, as well as regulatory submissions and potential approvals; the continued development of Immunovant’s product candidates, including the timing of the commencement of additional clinical trials; Immunovant’s scientific approach, clinical trial design, indication selection, and general development progress; future clinical trials may not confirm any safety, potency, or other product characteristics described or assumed in this presentation; any product candidate that Immunovant develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; Immunovant’s product candidates may not be beneficial to patients, or even if approved by regulatory authorities, successfully commercialized; the effect of global factors such as geopolitical tensions and adverse macroeconomic conditions on Immunovant’s business operations and supply chains, including its clinical development plans and timelines; Immunovant’s business is heavily dependent on the successful development, regulatory approval and commercialization of batoclimab and IMVT-1402; Immunovant is in various stages of clinical development for IMVT-1402 and batoclimab; and Immunovant will require additional capital to fund its operations and advance IMVT-1402 and batoclimab through clinical development. These and other risks and uncertainties are more fully described in Immunovant’s periodic and other reports filed with the Securities and Exchange Commission (SEC), including in the section titled “Risk Factors” in Immunovant’s most recent Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, filed with the SEC on November 7, 2024, and Immunovant’s subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Immunovant undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. and IMMUNOVANT® are registered trademarks of Immunovant Sciences GmbH. All other trademarks, trade names, service marks, and copyrights appearing in this presentation are the property of their respective owners. Dates used in this presentation refer to the applicable calendar year unless otherwise noted.

• Significant progress on IMVT-1402 development plan • Graves' Disease, potential First-in-Class Opportunity, with impact on thyroidal and extrathyroidal disease • Difficult-to-Treat Rheumatoid Arthritis, potential Best-in-Class Opportunity • Conclusion Agenda 3 1 . 2 3 4

IMVT-1402 Development Progress 4

Favorable Analyte Profile Phase 1 data supports a favorable analyte profile with no or minimal effect on albumin and LDL 1. Not including any potential patent term extension 5 Our lead asset: IMVT-1402 has a combination of potentially best-in-class attributes not seen with other anti-FcRns Novel, fully human, monoclonal antibody inhibiting FcRn-mediated recycling of IgG + IMVT-1402 ++ + + + Convenient Administration Formulated for simple subcutaneous injection that may enable self-administration at home Compelling Patent Protection Issued U.S. patent covers composition of matter, method of use and methods for manufacturing to 20431 Deep IgG Lowering Phase 1 data suggests deep dose- dependent IgG lowering

Potential best-in-class product profile opens broad range of indication opportunities for IMVT-1402 6 Best-in-Class • Other underserved patient populations • Potential to enhance PTS via focus on subset of patients with autoantibodies of interest and leverage IMVT-1402 potency • Examples – ACPA+ Difficult-to-Treat Rheumatoid Arthritis Other auto- immune, class data suggestive First-in-Class • Assuming differentiated benefit/risk profile and simple SC delivery, opportunity to leverage potency of IMVT-1402 to further expand applicable patient types for anti-FcRn development • Example – Graves’ disease High unmet need, biologic plausibility Best-in-Class • IgG autoantibodies part of disease pathophysiology • Insights from later-stage anti-FcRn programs may be leveraged together with IMVT-1402 potency to optimize development approach for IMVT-1402 • Example – Myasthenia Gravis Classic autoAb, class data positive SC: subcutaneous; PTS: Probability of technical success

Significant progress in advancing lead asset IMVT-1402 to potentially pivotal study initiations across broad development portfolio 7 Five INDs cleared across a range of therapeutic areas and FDA divisions, including GD (Endocrinology) and RA (Rheumatology) On track to initiate an exciting portfolio of 10 indications by March 2026 Batoclimab experience informs ability to accelerate IMVT-1402 development+

Graves’ Disease First-in-class Potential 8

Lower is Better: Deeper IgG reductions drove meaningfully higher response rates, positioning IMVT-1402 to potentially be best-in-class Proof of concept achieved in Graves’ Disease, positioning IMVT-1402 to potentially be best-in-class and first-in-class >75% Response Rate in Patients Uncontrolled on Anti-Thyroid Drugs (ATDs): T3 and T4 rapidly normalized by Week 12 without an increase in ATDs in 76% of patients >50% of Patients are ATD-Free Responders: 56% of patients not only achieved normal T3 and T4 levels but also ceased ATD therapy entirely by 12 weeks High Unmet Need Yields Attractive Commercial Opportunity: 25-30% of Graves’ Disease patients per year are uncontrolled on / intolerant to ATDs with no pharmacologic options IMVT-1402 IND Cleared: Received FDA greenlight, enabling straight to pivotal transition 9

Graves' Disease Phase 2 study design tests two doses of batoclimab

12 weeks of 680mg followed by 12 weeks of 340mg in Graves' Disease patients uncontrolled on ATDs

Inclusion[a]

- Subjects with active Graves' Disease as documented by presence of elevated stimulatory TSH-R-Ab
- Subjects hyperthyroid despite ATD

Treatment Period: 24 weeks
N = 25

680mg batoclimab QW SC
(Week 0-12)

340mg batoclimab QW SC
(Week 12-24)

Key Endpoint:

Proportion of participants who:

- Achieve normalization of T3 and T4 or have T3 / T4 below LLN, and
- Do not increase in ATD

ATD Treatment:

Stable ATD dose at screening

Goal to taper ATD during treatment period

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide
ATD: Anti-thyroid medications; QW: Weekly; SC: Subcutaneous; LLN: Lower limit of normal

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23% ATD-Free Responders 60% ATD-Free Responders Week 24 IgG Reduction < 70% (N = 3/13) Week 24 IgG Reduction ≥ 70% (N = 6/10) 11 Deeper IgG reduction at 24 weeks was associated with a meaningfully higher ATD-free responder rate Note: Excludes two patient discontinuations given no IgG data available for these patients at this time point. % of participants who achieve normal T3 and T4 or have T3 or T4 below LLN, and ceased all ATD medications Treatment Period: (24 weeks) N = 25 340mg batoclimab QW SC (Week 12-24) 680mg batoclimab QW SC (Week 0-12) ≥ 70% IgG Reduction < 70% IgG Reduction 12 weeks 680mg → 12 weeks 340mg12 weeks 680mg → 12 weeks 340mg

680mg QW 340mg QW 12 We observed meaningful improvements in proptosis and lid aperture in Graves’ Disease patients treated with batoclimab Note: Excludes one patient discontinuation at Week 12 (N=24) and two patient discontinuations at Week 24 (N=23) given no data available for these patients at these timepoints. Change from Baseline in Proptosis (N=25) Change from Baseline in Lid Aperture (N=25) -3 -2 -1 0 Baseline Week 12 Week 24 M ed ia n ch an ge fr om b as el in e, m m 1 680mg QW 340mg QW -4 -3 -2 -1 0 Baseline Week 12 Week 24 M ed ia n ch an ge fr om b as el in e, m m 1 Treatment Period: (24 weeks) N = 25 340mg batoclimab QW SC (Week 12-24) 680mg batoclimab QW SC (Week 0-12)

13 ATD-free responders reported more pronounced improvements to quality of life, with ~90% experiencing normal quality of life by Week 24 Notes: ThyPRO-39: Thyroid-Related Patient-Reported Outcome; 1) Includes N=14 patients who were not ATD-free responders at Week 24; 2) Patients represented if selected 0 or 1 = “No Impact at All” to Question: In the past 4 weeks, has your thyroid disease had a negative effect on your quality of life? Week 24 ATD-Free Responders (N=9) QoL Impact Scale: % of Responders with Normal QoL2 All Other Patients (On ATDs at Week 24) (N=14)1 QoL Impact Scale: % of Patients with Normal QoL2 44% 56% 89% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Baseline Week 12 Week 24 % o f P ar tic ip an ts w ith N o Im pa ct to Q oL (S co re 0 -1 )1 38% 33% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Baseline Week 12 Week 24 % o f P ar tic ip an ts w ith N o Im pa ct to Q oL (S co re 0 -1 )1

Real-world in-depth chart review of 1,000+ patient records from 140 endocrinologists indicates ~25% have never achieved euthyroid status on ATDs

Real World Chart Audit Methodology

1. As part of the endocrinologist survey, each healthcare provider was asked to complete N=8 Graves' Disease patient charts for a total of 1,120 charts collected via randomized selection to minimize bias
2. Chart selection followed various qualifications:
   1. Diagnosed with Graves' Disease
   2. Seen by the healthcare provider in the past 3 months
   3. Under the healthcare provider's care for at least 6 months
   4. First visit in the past 3 years
   5. Either on ATD therapy currently or previously

Characterization of Thyroid Control with ATD Therapy

(n=998 Patient Charts, % of patients)*



Uncontrolled on ATDs
23%
16%
61%
Achieved euthyroid status
Achieved euthyroid status with difficulty / titration / and/or relapse(s)
Never achieved euthyroid status

IMMUNOVANT®

*Excludes patients who have received definitive treatment; Sources: Patient Chart Audit analysis (n=988 on ATD, n=1120 total) by Immunovant

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First pivotal trial for IMVT-1402 in Graves' Disease

Inclusion[a]

- Adults with active Graves' Disease as documented by presence of TSH-R binding autoantibodies
- Subjects on an ATD for ≥12 weeks before the Screening Visit
- Subjects who are hyperthyroid based on suppressed TSH despite ATD



Randomization (1:1:1)
Treatment Period: 52 weeks
N = 240
Period 1
(26 weeks blinded treatment)
Period 2
(26 weeks blinded treatment)
Group 1
600 mg IMVT-1402 QW SC
600 mg IMVT-1402 QW SC
Group 2
600 mg IMVT-1402 QW SC
TRAb Responder?
No
Yes
600 mg IMVT-1402 QW SC
Placebo QW SC
Group 3
Placebo QW SC
Placebo QW SC
Off-Treatment Follow-up (52 weeks)
ATD titration to lowest effective dose (including 0 mg/day) to maintain euthyroidism

Primary Endpoint at Week 26: Proportion of participants who become euthyroid[b] and stop ATD

Key Secondary Endpoint at Week 52: Proportion of participants who become euthyroid[b] and stop ATD

Design enables study of remission as upside

IMMUNOVANT®

a: Additional inclusion and exclusion criteria not listed on slide
b: Euthyroid = T3/T4 and TSH within normal limits
QW: Weekly; SC: Subcutaneous

15

16 IMVT-1402 is potentially best and first-in-class in Graves’ Disease High dose batoclimab rapidly achieved a 76% response rate in patients uncontrolled on ATDs, meaningfully exceeding 50% response rate bar01 High dose batoclimab rapidly achieved a 56% ATD-free response rate in patients uncontrolled on ATDs, meaningfully exceeding 30% ATD-free response rate bar 02 Strong correlation observed between degree of IgG lowering and clinical outcomes yields potential best-in-class and first-in-class opportunity for IMVT-1402 03 IMVT-1402 Graves’ Disease IND cleared, enabling straight to pivotal transition04 Real world claims data indicates 25-30% of Graves’ Disease patients per year are relapsed, uncontrolled on or intolerant to ATDs with no existing pharmacologic options representing an attractive commercial opportunity with limited competition 05

Difficult-to-Treat Rheumatoid Arthritis Best-in-Class Potential 17

KOL Discussion 18 Pete Salzmann, MD Chief Executive Officer, Immunovant Peter Taylor, MA, PhD, FRCP, FRCPE University of Oxford

Despite tremendous progress in the treatment of rheumatoid arthritis (RA), a subset of patients do not respond well to available therapies

Key Takeaways[1]

- RA is a chronic, progressive disease that causes joint inflammation and pain
- Most common systemic autoimmune disease, affecting 18M globally and 1.5M in the US
- Medical therapy is used to help control joint inflammation; treatment options include a variety of conventional oral, targeted synthetic and biologic DMARDs
- Inadequate disease control can result in irreversible joint erosions

Significant Impact



PA view of the hands shows joint space narrowing, erosions, and diffused osteoporosis

Source: Nakshabandi N al. et al. Radiology in Rheumatology, 2021.

IMMUNOVANT®

1. Aletaha D, Smolen JS. *JAMA*. 2018;320(13):1360.
DMARDs: disease-modifying antirheumatic drugs

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Anti-FcRn mechanism may lower pathogenic IgG autoantibodies and immune complexes In addition to cellular autoimmunity and cytokine dysregulation, autoantibodies also play a role in the pathophysiology of RA Rheumatoid factor (RF) and ACPA autoantibodies are present in ~75% of RA patients1 1. Okada et al. Ann Rheum Dis 2019;78; 446-453 2. Image: Mueller A-L et al. Cells, 2021; 10(11), 3017 RF: rheumatoid factor, ACPA: anti-citrullinated protein autoantibodies 20

Understanding the pathophysiologic relevance of ACPA autoantibodies in rheumatoid arthritis  Antigen presenting cells (APCs) process and present citrullinated peptides to T cells  T cells activate B cells to generate autoantibodies  Immune complex formation upregulates pro-inflammatory cytokines  ACPA may bind to osteoclasts and thereby promote bone erosion Source: Brito Rocha et al. Advances in Rheumatology (2019) 59:2 ACPA: anti-citrullinated protein autoantibodies 21

What is difficult-to-treat RA and why is innovation needed?

Need for More Options

- Estimated 5-20% of patients remain symptomatic despite multiple treatment rounds[1]
  - These patients need new therapies and approaches, according to a global survey of 410 rheumatologists
- Difficult-to-treat (D2T) RA defined by EULAR as:[2]
  - Multiple DMARD failures
  - Signs suggestive of active/progressive disease
  - Symptom management viewed as problematic to doctor and/or patient

D2T RA Criteria

- At least moderate disease activity as defined by composite endpoints which include tender and swollen joint counts
- Progressive joint damage on imaging
- Inability to decrease chronic glucocorticoid therapy below 7.5mg/day
- Ongoing RA symptoms and QoL impact despite therapy

IMMUNOVANT®

1. Roodenrijs NMT et al. *Ann Rheum Dis* 2018;1705 -09, 2. Nagy G, et al. *Ann Rheum Dis* 2021; 80: 31-35

EULAR: European League Against Rheumatism Collaborative Initiative; DMARD: disease-modifying antirheumatic drug; QoL: Quality of Life

22

Publicly available nipocalimab data in RA demonstrated proof of mechanism and showed that deeper ACPA IgG reduction correlated with clinical response1 23 Percent Changes from Baseline at Trough in ACPA IgG Levels versus (A) DAS-28 CRP Remission and (B) ACR50 Response at Week 12 1. Pharmacodynamic effects of nipocalimab in patients with moderate to severe active rheumatoid arthritis (RA): Results from the multicenter, randomized, double-blinded, placebo-controlled Phase 2A IRIS-RA study. Janssen Research & Development, ACR poster, November 2023. Proportions of Participants Who Achieved ACR50 Response at Week 12 by ACPA Select results from a study of FcRn inhibition vs placebo in biologic experienced RA patients

Of the 1.5M US RA patients[1], a subset progresses to D2T status in a relatively short period of time and requires new therapeutic options

Epidemiology

Severe Disease: 490K[2]

x

Autoantibody Positive: 75%[3]

x

Inadequate Response to Prior b/tsDMARDs: 20%[2]

=

~70K Target Addressable Population

Patient Journey Learnings

Fewer than 50% of RA patients remain on first therapy	~50% of patients fail their first b/tsDMARD therapy within the first year of treatment [4,5]
D2T emerges for some in ~4 years	In a large US registry, the median time to meeting D2T criteria was 4 years, in those who were D2T[6]
5% - 20% of RA patients are D2T	5% – 20% of all RA patients meet the criteria for D2T in the US[6]

IMMUNOVANT®

1. Aletaha D, Smolen JS. *JAMA*. 2018;320(13):1360. 2. GlobalData Analysis and Forecast, 2023. 3. Okada et al. Ann Rheum Dis 2019;78; 446-453.
4. Murray K et al. *Arthritis Res Ther* 2021; 23(1):25. 5. Rosenberg V et al. *Adv Ther* 2023; 40(10):4504-4522. 6. Paudel ML. *Rheumatology (Oxford)* 2024: 318
b/tsDMARD: biologic (b) or targeted synthetic (ts) disease-modifying antirheumatic drug

24

IMVT-1402 Path Forward in Difficult-to-Treat Rheumatoid Arthritis 25

Pivotal study design in rheumatoid arthritis

Global Trial with N=120 Participants

Inclusion

- CRP > upper limit of normal (ULN)
- Active RA defined as ≥ 6/68 tender/painful joints (TJC), ≥ 6/66 swollen joints (SJC), and DAS28-CRP > 4.1
- Anti-citrullinated protein antibody positive (ACPA+)
- Inadequate response to 2 or 3, but not more than 3, classes of b/tsDMARDs
- On stable treatment with csDMARD

Screening Period (up to 5 wks)

Period 1 :
Open-label, active treatment lead-in (16 wks)

600mg IMVT-1402 QW SC

Randomized Treatment Responders* (1:1:1)

Period 2:
Blinded randomized withdrawal (12 wks)

600mg IMVT-1402 QW SC

300mg IMVT-1402 QW SC

Placebo QW SC

Safety Follow-up Period (4 wks)

Endpoints

Primary endpoint:

For participants achieving ACR20 response at Weeks 14 and 16, proportion of participants who achieve ACR20 response at Week 28

Secondary endpoint:

Change from baseline in CDAI and SDAI at Weeks 16 to Week 28

IMMUNOVANT®

*Meets ACR20 criteria at Week 14 & Week 16

26

With pivotal program in RA, IMVT-1402 has the potential to achieve a best-in-class profile for people with difficult-to-treat RA 271. Paudel ML. Rheumatology (Oxford) 2024: 318. 2. Taylor PC et al. “Efficacy and Safety of Nipocalimab in Patients with Moderate to Severe Active Rheumatoid Arthritis (RA): The Multicenter, Randomized, Double-blinded, Placebo-controlled Phase 2a IRIS-RA Study Presented at ACR, Nov 10-15, 2023. ACPA: anticitrullinated protein autoantibodies High Unmet Need Subgroup 5-20% of RA patients are difficult-to-treat (D2T) (failed at least 3 therapies)1 Autoantibody Pathology ACPA positive RA is associated with severe disease and poor outcomes; publicly disclosed, in-class data from another FcRn inhibitor encouraging2 Enhanced Study Design Open label lead-in with randomized withdrawal attractive for D2T population that is enriched for higher baseline ACPA levels Lower is Better We believe deeper ACPA antibody reduction expected to correlate with improved clinical efficacy within the anti-FcRn class IMVT-1402 IND Active Received FDA IND clearance, enabling planned study initiation in early calendar year 2025

Two opportunities for lead asset IMVT-1402 to potentially transform the treatment paradigm for patients struggling to achieve success with existing therapies

		Graves' Disease First-in-Class Potential	Rheumatoid Arthritis Best-in-Class Potential
01	Meaningful unmet need for subset of patients	Patients not well controlled on ATDs	Patients with D2T RA, multiple therapies failed
02	Underlying pathology driven by IgG Ab	FcRn inhibition observed to lower TRAb	FcRn inhibition observed to lower ACPA
03	In-class proof-of-concept data	Higher response rate across multiple measures with ≥70% IgG reduction[1]	Response rate higher for patients with high baseline ACPA & deep IgG reduction[2]
04	IMVT-1402 trial design	600mg dose for deep IgG reduction; Primary endpoint includes off-ATD	600mg dose for deep IgG reduction; Open-label lead-in

IMMUNOVANT®

1. Data on file at Immunovant 2. Pharmacodynamic effects of nipocalimab in patients with moderate to severe active rheumatoid arthritis (RA): Results from the multicenter, randomized, double-blinded, placebo-controlled Phase 2A IRIS-RA study. Janssen Research & Development, ACR poster, November 2023.

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Jul 2025 Multiple near-term milestones for enhanced value creation 29 Jan 2025 TED: Topline results for both trials expected in 2H 2025 MG: Topline Phase 3 results, and CIDP: Initial Phase 2b period 1 data expected by March 31, 20252 Apr 2026 1. Indications #1 through #5 will be potentially registrational programs, Indications #6 through #10 may be proof-of-concept or potentially registrational programs 2. Enrollment completed for MG. For CIDP, enrollment completed for patients included in the period 1 data expected by March 31, 2025. No further patients will be enrolled until after such period 1 data is disclosed. All Indications through #10: Expected to be initiated by March 31, 2026 Indication #1 (GD): Expect to initiate potentially registrational trial by December 31, 2024 Batoclimab IMVT-1402 Jul 2024 Indications #2 through #4 or #5 (including RA): Expected to be initiated by March 31, 2025 On track to initiate 4-5 potentially registrational programs for IMVT-1402 by March 31, 2025 and trials in a total of 10 indications by March 31, 20261